As filed with the Securities and Exchange Commission on March 22, 2011

Registration No. 333- 170406

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

LIMITED BRANDS, INC.*

(Exact Name of Registrant as Specified in Its Charter)

Delaware	31-1029810
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Three Limited Parkway

P.O. Box 16000

Columbus, Ohio, 43216

(614) 415-7000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Douglas L. Williams

Senior Vice President and General Counsel

Limited Brands, Inc.

Three Limited Parkway, P.O. Box 16000

Columbus, Ohio, 43216

(614) 415-7000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Sarah Beshar

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(212) 450-4000

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

*	Includes certain subsidiaries of Limited Brands, Inc. identified on the following page.

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Common Stock, $0.50 par value
Preferred Stock, $1.00 par value
Depositary Shares
Debt Securities
Guarantees of Debt Securities (2)
Warrants
Purchase Contracts
Units
Total

(1)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r).
(2)	No separate consideration will be received for the guarantees of the debt securities being registered. In accordance with Rule 457(n) under the Securities Act, no registration fee is payable with respect to the guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Bath & Body Works Brand Management, Inc.	Delaware	5600	52-2450868
Bath & Body Works, LLC	Delaware	5600	52-2455381
beautyAvenues, LLC	Delaware	5600	52-2450857
Intimate Brands, Inc.	Delaware	5600	51-0346269
Intimate Brands Holding, LLC	Delaware	5600	90-0648718
Limited Brands Direct Fulfillment, Inc.	Delaware	5600	52-2450847
Limited Brands Service Company, LLC	Delaware	5600	31-1048997
Limited Store Planning, Inc.	Delaware	5600	31-1301070
Mast Industries, Inc.	Delaware	5600	04-2468696
Victoria’s Secret Direct Brand Management, LLC	Delaware	5600	52-2450873
Victoria’s Secret Stores Brand Management, Inc.	Delaware	5600	52-2450861
Victoria’s Secret Stores, LLC	Delaware	5600	54-2170171

*	The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is Three Limited Parkway, Columbus, Ohio 43216, Tel. (614) 415-7000.

1

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S–3 (Registration Statement No. 333–170406) of Limited Brands, Inc. and its subsidiary guarantor registrants (the “Registration Statement”) is being filed for the purpose of adding Intimate Brands Holding, LLC, an indirectly wholly owned subsidiary of Limited Brands, Inc., as a co–registrant that is, or may potentially be, a guarantor of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

2

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth the costs and expenses payable by the Registrants in connection with the sale of the securities being registered hereby. All amounts are estimates except the registration fee.

	Amount to be Paid
Registration fee		$(1)
Printing		(2)
Legal fees and expenses (including Blue Sky fees)		(2)
Trustee fees		(2)
Rating agency fees		(2)
Accounting fees and expenses		(2)
Miscellaneous		(2)

TOTAL		$(2)

(1)	Deferred in reliance upon Rule 456(b) and Rule 457(r).
(2)	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers

We are a Delaware corporation. Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) enables a corporation to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director’s fiduciary duty, except:

•	for any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

•	for any transaction from which the director derived an improper personal benefit.

In accordance with Section 102(b)(7) of the DGCL, the Certificate of Incorporation of Limited Brands includes a provision eliminating, to the fullest extent permitted by the DGCL, the liability of Limited Brand’s directors to Limited Brands or its stockholders for monetary damages for breach of fiduciary as director.

Section 145(a) of the DGCL empowers a corporation to indemnify any present or former director, officer, employee or agent of the corporation, or any individual serving at the corporation’s request as a director, officer, employee or agent of another organization, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding provided that such director, officer, employee or agent acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, provided further that such director, officer, employee or agent had no reasonable cause to believe his or her conduct was unlawful.

The DGCL provides that the indemnification described above shall not be deemed exclusive of any other indemnification that may be granted by a corporation pursuant to its by-laws, disinterested directors’ vote, stockholders’ vote, agreement or otherwise.

The DGCL also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

In accordance with Section 145(a) of the DGCL, Limited Brands’ Amended and Restated By-Laws provide that every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or such person’s testator or intestate, is or was serving as a director or officer of Limited Brands or is or was serving at the request of Limited Brands as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, or as a member of any committee or similar body, shall be indemnified and held harmless to the fullest extent legally permissible under the DGCL against all expenses (including attorney’s fees), judgments, penalties, fines and amounts paid in settlement reasonably incurred by such person in connection with such action, suit or proceeding (including appeals) or the defense or settlement thereof or any claim, issue, or matter therein. Expenses incurred by a director or officer in defending such an action, suit or proceeding shall be paid by Limited Brands in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay any amount if it is ultimately determined that such director or officer is not entitled to indemnification by Limited Brands as authorized by the relevant sections of the DGCL.

The proposed form of Underwriting Agreement filed as Exhibit 1.1 to this registration statement provides for indemnification of directors and officers of the Registrants by the underwriters against certain liabilities.

Item 16.	Exhibits and Financial Statement Schedules

See Exhibit Index.

Item 17.	Undertakings

Each undersigned Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus required to be filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus filed by the Registrant pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(e) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrants undertake that in a primary offering of securities of the undersigned Registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned Registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrants or used or referred to by the undersigned Registrants;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrants or its securities provided by or on behalf of the undersigned Registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrants to the purchaser.

(f) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Limited Brand’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

LIMITED BRANDS, INC.

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Executive Vice President and Chief Financial Officer
(Mr. Burgdoerfer is the principal financial officer and the principal accounting officer and has been duly authorized to sign on behalf of the Registrant)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and as of the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	March 22, 2011

/S/ STUART B. BURGDOERFER Stuart B. Burgdoerfer	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	March 22, 2011

* Dennis S. Hersch	Director	March 22, 2011

James L. Heskett	Director	March 22, 2011

* Donna A. James	Director	March 22, 2011

* David T. Kollat	Director	March 22, 2011

* William R. Loomis, Jr.	Director	March 22, 2011

* Jeffrey H. Miro	Director	March 22, 2011

Signature	Title	Date

* Allan R. Tessler	Director	March 22, 2011

* Abigail S. Wexner	Director	March 22, 2011

* Raymond Zimmerman	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

GUARANTOR SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

BATH & BODY WORKS BRAND MANAGEMENT, INC. INTIMATE BRANDS, INC. LIMITED BRANDS DIRECT FULFILLMENT, INC. LIMITED STORE PLANNING, INC. MAST INDUSTRIES, INC. VICTORIA’S SECRET STORES BRAND MANAGEMENT, INC.

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Principal Executive Officer	March 22, 2011

* Stuart B. Burgdoerfer	Principal Financial Officer, Principal Accounting Officer and Director	March 22, 2011

* Douglas L. Williams	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

*By:

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

GUARANTOR SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

BATH & BODY WORKS, LLC VICTORIA’S SECRET STORES, LLC

By:	LIMITED BRANDS STORE OPERATIONS, INC., its sole member

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Principal Executive Officer	March 22, 2011

* Stuart B. Burgdoerfer	Principal Financial Officer, Principal Accounting Officer and Director	March 22, 2011

* Douglas L. Williams	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

*By:
/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

GUARANTOR SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

VICTORIA’S SECRET DIRECT BRAND MANAGEMENT, LLC

By:	VICTORIA’S SECRET STORES BRAND MANAGEMENT, INC., its sole member

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Principal Executive Officer	March 22, 2011

* Stuart B. Burgdoerfer	Principal Financial Officer, Principal Accounting Officer and Director	March 22, 2011

* Douglas L. Williams	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

*By:
/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

GUARANTOR SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

INTIMATE BRANDS HOLDING, LLC

By:	INTIMATE BRANDS, INC., Manager

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Principal Executive Officer	March 22, 2011

* Stuart B. Burgdoerfer	Principal Financial Officer, Principal Accounting Officer and Director	March 22, 2011

* Douglas L. Williams	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

*By:

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

GUARANTOR SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

BEAUTYAVENUES, LLC

By:	MAST INDUSTRIES, INC., its sole member

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Principal Executive Officer	March 22, 2011

* Stuart B. Burgdoerfer	Principal Financial Officer, Principal Accounting Officer and Director	March 22, 2011

* Douglas L. Williams	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

*By:

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

GUARANTOR SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 22, 2011.

LIMITED BRANDS SERVICE COMPANY, LLC

By:	INTIMATE BRANDS HOLDING, LLC, its sole member

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leslie H. Wexner	Principal Executive Officer	March 22, 2011

* Stuart B. Burgdoerfer	Principal Financial Officer, Principal Accounting Officer and Director	March 22, 2011

* Douglas L. Williams	Director	March 22, 2011

*	The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No.1 to this registration statement on behalf of each of the above indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

*By:

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer, as Attorney–in–Fact

EXHIBIT INDEX

Exhibit No.	Document

1.1*	Proposed form of Terms Agreement (including Annex A thereto) which constitutes the Underwriting Agreement for Debt Securities and Warrants to purchase Debt Securities

1.2	Proposed form of Underwriting Agreement for Securities other than Debt Securities and Warrants to purchase Debt Securities (to be filed on Form 8-K or by amendment)

4.1.1	Indenture dated as of March 15, 1988 between the Registrant and The Bank of New York (filed as Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-105484) filed May 22, 2003)

4.1.2	First Supplemental Indenture dated as of May 31, 2005 among the Registrant, The Bank of New York and The Bank of New York Trust Company, N.A. (filed as Exhibit 4.1.2 to the Registration Statement on Form S-3 (Reg. No. 333-125561) filed June 6, 2005)

4.1.3	Second Supplemental Indenture dated as of July 17, 2007 between the Registrant and The Bank of New York Trust Company, N.A. (filed as Exhibit 4.1.4 to the Registration Statement on Form S-3 (Reg. No. 333-146420) filed October 1, 2007)

4.1.4*	Third Supplemental Indenture dated as of May 4, 2010 between the Registrant and The Bank of New York Mellon Trust Company, N.A.

4.1.5**	Fourth Supplemental Indenture dated as of January 29, 2011 between the Registrant and The Bank of New York Mellon Trust Company, N.A.

4.1.6**	Form of Fifth Supplemental Indenture between the Registrant and The Bank of New York Mellon Trust Company, N.A.

4.1.7	Form of Subordinated Debt Indenture between the Registrant and the Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.)(filed as Exhibit 4.1.4 to the Registration Statement on Form S-3 (Reg. No. 333-146420) filed October 1, 2007)

4.2	Proposed form of Debt Warrant Agreement for Debt Warrants attached to Debt Securities, with proposed form of Debt Warrant Certificate attached as Exhibit A thereto (filed as Exhibit 4.2 to the Registration Statement on Form S-3 (Reg. No. 33-53366) filed October 16, 1992)

4.3	Proposed form of Debt Warrant Agreement for Debt Warrants not attached to Debt Securities, with proposed form of Debt Warrant Certificate attached as Exhibit A thereto (filed as Exhibit 4.3 to the Registration Statement on Form S-3 (Reg. No. 33-53366) filed October 16, 1992)

5.1*	Opinion of Davis Polk & Wardwell LLP, relating to the legality of the securities being registered.

5.2**	Opinion of Davis Polk & Wardwell LLP, relating to the legality of the securities being registered by this Post-Effective Amendment No.1 to Form S-3.

12.1	Computation of Ratios of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Registrant’s Annual Report on Form 10-K filed on March 18, 2011)

23.1**	Consent of Ernst & Young LLP

23.2**	Consent of Davis Polk & Wardwell LLP (included in opinion filed herewith as Exhibit 5.2)

24.1*	Powers of Attorney (included on signature pages)

25.1*	Form T-1 Statement of Eligibility of Trustee for the Senior Debt Indenture

25.2*	Form T-1 Statement of Eligibility of Trustee for the Subordinated Debt Indenture

*	Previously filed as an exhibit to this Registration Statement
**	Filed herewith.